CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A of Corgi ETF Trust I.

                                                                        /s/ TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

May 28, 2026